UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number U811-21789

UGiordano Investment Trust U
(Exact name of registrant as specified in charter)

U2530 Riva Road, Suite 312, Annapolis, Maryland 21401
                                                                                                    (Address of principal executive offices)   (Zip code)

A. Vason Hamrick
 U116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: U252-972-9922

Date of fiscal year end: USeptember 30

Date of reporting period: USeptember 30, 2009

Item 1. REPORTS TO STOCKHOLDERS.
Annual Report 2009
September 30, 2009

GIORDANO FUND

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Giordano Fund (the “Fund”).  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

Distributor: Capital Investment Group, Inc., 17 Glenwood Ave, Raleigh, NC  27603, Phone 1-866-515-4626.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Giordano Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements.  No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements.  Important factors that could result in such differences, in addition to other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: market risk, management style risk, small-cap and mid-cap companies risk, credit risk, interest rate risk, maturity risk, preferred securities risk, investment-grade securities risk, senior subordinated unsecured corporate bonds risk, junk bonds or lower-rated securities risk, derivative instruments risk, special risks of “alternative investments” and real estate securities risk.  More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting www.giordanofunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at www.giordanofunds.com or by calling Shareholder Services at 1-800-773-3863. The prospectus should be read carefully before investing.

Stated performance in the aforementioned Fund was achieved at some or all points during the period by waiving part of the Fund’s total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

This Annual Report was first distributed to shareholders on or about November 30, 2009.

For More Information on Your Giordano Fund:

                  See Our Web site @ www.giordanofunds.com
                                    or
                  Call Our Shareholder Services Group Toll-Free at 1-800-773-3863

November 17, 2009

Dear Fellow Shareholders, Clients, Friends, and Prospects,

With great pleasure and pride I submit to you the fourth annual shareholder letter which is included in the annual report for the Giordano Fund (the “Fund”) for the fiscal year ended September 30, 2009 (“Fiscal Year 2009”).  For the Fiscal Year 2009, the Fund had a total return on -15.00%.  During the same period the Standard & Poor’s 500 Total Return Index returned -6.91%.  For the Fund’s most up-to-date performance information please see our website at www.giordanofunds.com

Management Discussion

Fiscal Year 2009 was not a normal year for the Giordano Fund—but then again, it was not a normal year for most companies.  Twelve months ago we were in the midst of a miserable, gut wrenching time for investors.  There had been extreme volatility, and investors were generally panicked.  Many financial journals and investment letters carried lists of reasons why investors should not invest.  Some of the headlines seemed a bit shocking to me, but obviously we were in a troubled time.  Unfortunately, these troubled times have continued.  If you turn on the TV, read a newspaper, go out to a restaurant, see “For Sale” or foreclosure signs in your neighborhood, shop in empty malls, or pass shuttered factories, you can see the impact of the recession in your community.

Is this the “new normal” or “new reality?”  Many economic experts tell us that we have to settle for less money, fewer personal belongings, a lower level of spending, and a higher level of savings.  For many, this new normal or new reality, may be difficult to achieve, but it might not be all bad.  The general consumer would probably be better off with fewer credit cards, little sub-prime debt, and a portfolio without an alphabet soup of complex derivatives securities.  With increased government oversight of the economy, unprecedented monetary and fiscal stimulus, high unemployment, markedly reduced financial leverage, and cautious consumers, I think that it is evident that the United States economy is fragile.

Last year I wrote that it would take a return to reality to turn things around.  We may not know the timing of an economic turnaround or how much rockier (if at all) that it may get, but I believe that happier times will arrive.  Despite the reports of a gloomy outlook, I feel confident that the United States is going to survive, that strongly financed, well-managed domestic corporations, such as the companies in which the Fund invests, are going to survive and thrive.  I expect investment conditions in the upcoming twelve months to be volatile and challenging.  We can’t predict what tomorrow will bring, but we hope and strive to be prepared.

Portfolio Activity

The investment performance of the Fund for Fiscal Year 2009 can be divided into two periods.  First, the downdraft we experienced in 2008 continued with a vengeance from the end of Fiscal Year 2008 through on or about March 9, 2009.  Then, despite the continuation of a global recession, markets roared back to life on or about March 10, 2009, as did the Fund’s portfolio.  Investments that had been major disappointments provided attractive returns, but at price levels still significantly below historical high prices.  As our research revealed stocks to be as cheap as they’d been in nearly two decades, I made some adjustments to the portfolio.

Currently, the Fund is holding twenty one investments.  The investments include nineteen dividend paying stocks, one bond, and money market cash.

You may notice that the Fund is not holding any covered call options; I have not abandoned the Fund’s strategy of writing covered call options.  As you may recall from our Fiscal 2008 report, one of the reasons why the Fund was able to outperform the S&P 500 Total Return Index, our benchmark, was because of the use of these options to protect and provide income for the portfolio.  Covered call options remain an integral part of the Fund’s strategy, but at this time, as the stock market moves upward the Fund is limiting their use; I do not feel it is appropriate at this time to limit returns in exchange for premium income.

The largest holding in our portfolio is the Empire Corp Senior Subordinated Debenture due May 1, 2012.  After an extensive negotiation and review, the Fund purchased this bond on May 1, 2007.  Empire Corporation is a well-recognized and respected real estate ownership and management company in the Baltimore-Washington corridor.  Through this difficult economy Empire has been able to maintain its occupancy rates at over 90%.  Its properties are mainly occupied by medical offices and government contractors associated with the National Security Agency, which is located just outside of Fort Meade, Maryland.  I maintain weekly contact with Empire’s management and continue to believe that Empire maintains a strong credit position.  As a result, I feel holding this position has, generally speaking, been beneficial to the Fund.

I feel that in comparison to similar bonds, the return the Fund receives on the Empire Corporation Senior Subordinated Debenture is very good.  However, a drawback with any debenture is that even though the Fund is receiving a fixed return each year, it remains possible that the stock market could return more.  During the first six months of Fiscal Year 2009, our Empire investment was among one of the leading performers in the portfolio.  In the second six months, even though the investment return was positive, the investment lagged behind our individual stock investments, which in turn, dragged on performance on a relative basis.

Active portfolio managers select individual stocks based on valuations and expectations for future growth.  During the year our analysis uncovered some excellent ideas that performed very well in a difficult environment.  The public consensus generally was that the newspaper industry was dead.  Contrary to such popular opinion, the Fund purchased Gannett Company, the largest U.S. newspaper publisher.  This turned out to be our top performer for the period.  The Fund has since sold most of such investment.  Another investment I am very excited about is Computer Programs and Systems, a healthcare information technology solutions company, that among other things is involved with digitizing medical records, which is an objective of the Obama administration.

Other new investments added this year include Home Depot and Olin Corporation.  The Fund also continues to own the stocks of what I feel are some of the strongest brands in the world, such as Johnson & Johnson, Chevron, Merck, The Traveler’s Company, and Wells Fargo.  Even though these stocks have not performed as well as I have hoped, I remain very optimistic.

Unfortunately, during Fiscal Year 2009, performance was negatively impacted by the Fund’s expense ratio, which was largely a function of asset size of the Fund.  During the period, the Fund saw a rise in assets, and the Fund continues to strive to raise assets and lower expenses in the future.

These are historic times for investors.  As I look back and reflect on Fiscal Year 2009 it sure has been a long, winding, and bumpy road.  And one thing is certain, there has been change, and I believe this change, for better or worse, will be felt by many generations to come.  As the Fund’s investment adviser, shareholder, and proud American, I look to the future with great anticipation and remain focused on discovering and providing excellent investment opportunities to all our shareholders and future shareholders.

I invite any shareholder or prospective shareholder to call or e-mail me personally to discuss the Giordano Fund.

Sincerely,

Joseph A. Giordano
President, Giordano Fund

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this annual report is first published or anytime thereafter.  These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

THE PERFORMANCE INFORMATION QUOTED ABOVE REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.  PERFORMANCE DATA, CURRENT TO THE MOST RECENT MONTH END, MAY BE OBTAINED BY CALLING 1-800-773-3863. FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS HAVE POSITIVELY IMPACTED FUND PERFORMANCE. AN INVESTOR SHOULD CONSIDER THE FUND’S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND’S PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION. FOR INFORMATION ON THE FUND’S EXPENSE RATIO, PLEASE SEE THE FINANCIAL HIGHLIGHTS TABLE FOUND WITHIN THIS REPORT.

GIORDANO FUND

Performance Update - $10,000 Investment (Unaudited)

For the period from November 7, 2005 (Date of Commencement of Operations) to September 30, 2009.

Performance Returns for the period from November 7, 2005 (Commencement of Operations) to September 30, 2009.
Average Annual Total Returns	One Year	Since Inception*	Gross Expense Ratio**
Giordano Fund	(15.00)%	(7.82)%	8.26%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Giordano Fund	(27.21)%	$7,279
S&P 500 Total Return Index	(5.99%)	$9,401

	Giordano Fund	S& P 500 Total Return Index
11/7/05	10,000	10,000
9/30/06	10,050	11,116
9/30/07	10,530	12,943
9/30/08	8,563	10,099
9/30/09	7,279	9,401

This graph depicts the performance of the Giordano Fund (the “Fund”) versus the S&P 500 Total Return Index.  The graph assumes an initial $10,000 investment at November 7, 2005 (Date of Commencement of Operations).  All dividends and distributions are reinvested, if any.  It is important to note the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is shown for illustrative purposes only.

*  The Fund’s inception date – November 7, 2005 (Date of Commencement of Operations).
** The gross expense ratio shown is from the Fund’s prospectus dated January 28, 2009.  This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data, current to the most recent month-end, by visiting www.giordanofunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

Fund Expenses (Unaudited)

Example - As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period*
Actual	$1,000.00	$1,196.10	$53.51
Hypothetical (5% return before expenses)	$1,000.00	$976.34	$48.16
* Actual expenses are based on expenses incurred in the most recent six-month period.  The Fund’s annualized six-month expense ratio is 9.72%.  The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the most recent one-half year period).

GIORDANO FUND

Schedule of Investments

As of September 30, 2009
	Shares	Value (Note 1)

COMMON STOCKS - 71.76%

Consumer Discretionary - 8.38%
Gannett Co., Inc.	7,000	$87,570
Home Depot, Inc.	2,000	53,280
		140,850
Energy - 7.14%
Chevron Corp.	1,000	70,430
ConocoPhillips	1,100	49,676
		120,106
Financials - 13.37%
Brookline Bancorp, Inc.	4,000	38,880
The Travelers Cos., Inc.	2,000	98,460
Wells Fargo & Co.	3,100	87,358
		224,698
Health Care - 16.34%
Computer Programs & Systems, Inc.	1,600	66,256
Eli Lilly & Co.	2,000	66,060
Johnson & Johnson	1,300	79,157
Merck & Co., Inc.	2,000	63,260
		274,733
Industrials - 11.80%
General Electric Co.	2,000	32,840
Raytheon Co.	2,000	95,940
Snap-On, Inc.	2,000	69,520
		198,300
Information Technology - 4.32%
Paychex, Inc.	2,500	72,625
		72,625
Materials - 10.41%
Alcoa, Inc.	3,000	39,360
Nucor Corp.	1,400	65,814
Olin Corp.	4,000	69,760
		174,934

Total Common Stocks (Cost $1,592,735)		1,206,246

EXCHANGE TRADED PRODUCT - 3.88%
* Rydex Inverse 2x S&P 500	1,000	65,190

Total Exchange Traded Product (Cost $69,885)		65,190

		(Continued)

GIORDANO FUND

Schedule of Investments

As of September 30, 2009
Shares	Value (Note 1)

INVESTMENT COMPANY - 7.90%
§	Dreyfus Cash Management, 0.22%	56,733	$56,733
§	Fidelity Institutional Money Market Funds, 0.42%	76,073	76,073

Total Investment Company (Cost $132,806)	132,806

Principal	Interest Rate	Maturity Date
CORPORATE OBLIGATIONS - 16.36%
ß	Empire Corporation	$ 275,000	10.00%	5/1/2012	275,000

Total Corporate Obligations (Cost $275,000)	275,000

Total Value of Investments (Cost $2,070,426) - 99.90%	$1,679,242
Other Assets Less Liabilities - 0.10%	1,744

Net Assets - 100%	$1,680,986

*	Non-income producing investment.
§	Represents 7 day effective yield.
ß
Restricted security - A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933.  Restricted securities are valued according to the guidelines and procedures adopted by the Board of Trustees.  The Fund currently holds an Empire Corporation Senior Subordinated Debenture ("Debenture")  at a cost of $275,000.  The interest on the Debenture is compounded daily and will be paid at the end of five years.  As of September 30, 2009, the accrued interest balance is $75,349.  The Debenture was issued to the Fund with a put feature that requires Empire Corporation to buy back the Debenture at face value plus the accrued interest thereon at the election of the Fund.  The acquisition date for this security was April 30, 2007.  The sale of this investment has been restricted and has been valued in accordance with the guidelines adopted by the Board of Trustees.  The total fair value of this security, including accrued interest, is $350,349, which represents 20.

Summary of Investments by Sector
% of Net
Sector	Assets	Value
Consumer Discretionary	8.38%	$140,850
Corporate Obligations	16.36%	275,000
Energy	7.14%	120,106
Exchange Traded Product	3.88%	65,190
Financials	13.37%	224,698
Health Care	16.34%	274,733
Industrials	11.80%	198,300
Information Technology	4.32%	72,625
Materials	10.41%	174,934
Investment Company	7.90%	132,806
Total	99.90%	$1,679,242

See Notes to Financial Statements

GIORDANO FUND

Statement of Assets and Liabilities

As of September 30, 2009

Assets:
Investments, at value (cost $2,070,426)	$1,679,242
Receivables:
Dividends and interest	76,847
Prepaid expenses
Fund accounting fees	2,250
Compliance services fees	646
Other expenses	2,906

Total assets	1,761,891

Liabilities:
Payables:
Investments purchased	66,416
Accrued expenses	14,489

Total liabilities	80,905

Net Assets	$1,680,986

Net Assets Consist of:
Capital	$2,254,427
Accumulated net realized loss on investments	(182,257)
Net unrealized depreciation on investments	(391,184)

Total Net Assets	$1,680,986
Shares Outstanding, no par value (unlimited authorized shares)	246,158
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$6.83

See Notes to Financial Statements

GIORDANO FUND

Statement of Operations

For the fiscal year ended September 30, 2009

Investment Income:
Interest	$33,336
Dividends	45,058

Total Investment Income	78,394

Expenses:
Advisory fees (note 2)	15,006
Administration fees (note 2)	24,000
Transfer agent fees (note 2)	25,402
Fund accounting fees (note 2)	27,150
Compliance service fees (note 2)	7,750
Custody fees (note 2)	5,531
Distributor administration fees (note 2)	5,000
Distribution and service fees (note 3)	3,751
Registration and filing administration fees (note 2)	1,298
Legal fees	22,095
Audit and tax preparation fees	14,500
Registration and filing expenses	4,913
Printing expenses	92
Trustee fees and meeting expenses	1,048
Securities pricing fees	2,301
Other operating expenses	4,792

Total Expenses	164,629

Advisory fees waived (note 2)	(15,006)
Distribution and service fees waived (note 3)	(3,751)

Net Expenses	145,872

Net Investment Loss	(67,478)

Realized and Unrealized (Loss) Gain on Investments

Net realized (loss) gain from investment transactions
Investments	(207,831)
Expired and closed covered call options written	32,781
Change in unrealized (depreciation) appreciation on investments
Investments	(46,618)
Options contracts written	6,520

Realized and Unrealized Loss on Investments	(215,148)

Net Decrease in Net Assets Resulting from Operations	$(282,626)

See Notes to Financial Statements

GIORDANO FUND

Statements of Changes in Net Assets

For the fiscal year ended September 30,	2009	2008

Operations:
Net investment loss	$(67,478)	$(59,277)
Net realized (loss) gain from investment transactions and option contracts written	(175,050)	125,469
Change in unrealized appreciation on investments and option contracts written	(40,098)	(495,506)

Net Decrease in Net Assets Resulting from Operations	(282,626)	(429,314)

Distributions to Shareholders: (note 6)
Net realized gain from investment transactions	(79,774)	(22,839)

Decrease in Net Assets Resulting from Distributions	(79,774)	(22,839)

Capital Share Transactions: (note 7)
Shares sold	333,190	225,477
Reinvested distributions	78,713	22,561
Shares repurchased	(176,215)	(375,766)

Increase (Decrease) from Capital Share Transactions	235,688	(127,728)

Net Decrease in Net Assets	(126,712)	(579,881)

Net Assets:
Beginning of year	1,807,698	2,387,579
End of year	$1,680,986	$1,807,698

Undistributed Net Investment Income	$-	$-

See Notes to Financial Statements

GIORDANO FUND

Financial Highlights

For a share outstanding during the
fiscal year or period ended September 30,	2009	2008	2007	2006 (a)

Net Asset Value, Beginning of Period	$8.48	$10.52	$10.05	$10.00

(Loss) Income from Investment Operations
Net investment loss	(0.27)	(0.28)	(0.28)	(0.36)
Net realized and unrealized (loss) gain on securities	(1.00)	(1.66)	0.75	0.41

Total from Investment Operations	(1.27)	(1.94)	0.47	0.05

Less Distributions:
Distributions (from capital gains)	(0.38)	(0.10)	-	-

Total Distributions	(0.38)	(0.10)	-	-

Net Asset Value, End of Period	$6.83	$8.48	$10.52	$10.05

Total Return (d)	(15.00)%	(18.60)%	4.68%	0.50%	(c)

Net Assets, End of Period (in thousands)	$1,681	$1,808	$2,388	$1,789

Average Net Assets for the Period (in thousands)	$1,501	$2,088	$2,099	$1,334

Ratios of:
Gross Expenses to Average Net Assets (e)	10.97%	8.26%	7.87%	11.63%	(b)
Net Expenses to Average Net Assets (e)	9.72%	7.01%	6.62%	9.19%	(b)
Net Investment Loss to Average Net Assets	(4.50)%	(2.84)%	(3.00)%	(5.37)%	(b)

Portfolio turnover rate	55.86%	33.87%	89.48%	34.43%	(c)

(a)	For the period from November 7, 2005 (Date of Commencement of Operations) to September 30, 2006.
(b) Annualized.
(c) Not annualized.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The expense ratios listed above reflect total expenses prior to any waivers (gross expense ratio) and after any waivers (net expense ratio).

See Notes to Financial Statements

GIORDANO FUND

Notes to Financial Statements

For the fiscal year ended September 30, 2009

1.  Organization and Significant Accounting Policies

The Giordano Fund (the “Fund”) is a series of the Giordano Investment Trust (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Trust is classified as a diversified company as defined in the 1940 Act.

The Fund commenced operations on November 7, 2005. The investment objective of the Fund is maximum total return using a long-term capital appreciation approach as well as current income.  In order to achieve its investment objective, the Fund generally invests at least 80% of its assets in income oriented equity securities which are members of the Standard & Poor’s 500 Index, Standard & Poor’s Mid Cap 400 Index, or the Standard & Poor’s Small Cap 600 Index, and up to 20% of its assets in other investments including, but not limited to, bonds, options, exchange-traded funds and venture capital funds which the Fund’s investment advisor, Giordano Asset Management, LLC (“Advisor”) believes can generate above average capital appreciation and income relative to their risks.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America.  In June 2009, the Financial Accounting Standards Board (“FASB”) codified its standards and accounting principles for the financial statements issued for years ending after September 15, 2009.  Herein, the Fund will make reference to accounting principles generally accepted in the United States issued by FASB as Accounting Standards Codification (“ASC”).

Investment Valuation
The Fund’s investments in securities are carried at value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Option Valuation
Exchange-listed options are valued at their last quoted sales price as reported on their primary exchange as of 4 p.m. Eastern Time (the “Valuation Time”).  For purposes of determining the primary exchange for each exchange-traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs The Nottingham Company (the “Administrator”) in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option.  Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time.  If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time.  An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Fair Value Measurement
The Fund has adopted ASC Topic 820, Fair Value Measurements, effectively October 1, 2008.  ASC Topic 820 defines fair value, establishes a frame work for measuring fair value and expands disclosure about fair value measurements.

  (Continued)

GIORDANO FUND

Notes to Financial Statements

For the fiscal year ended September 30, 2009

Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

a.	Level 1: quoted prices in active markets for identical securities
b.	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
c.	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The Fund has adopted FASB guidance updating ASC Topic 820 titled, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly” which provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction that is not orderly, and how that information must be incorporated into fair value measurement.  The guidance emphasizes that even if there has been a significant decrease in volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

An Investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the fiscal year ending September 30, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used in valuing the Fund's assets:

Assets	Total	Level 1		Level 2		Level 3
Common Stocks	$1,206,246	$1,206,246	$	- -	$	- -
Exchange Traded Product	65,190	65,190		- -		- -
Investment Company	132,806	- -		132,806		- -
Corporate Obligations	275,000	-		- -		275,000
Total	$1,679,242	$1,271,436		$132,806		$275,000

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Description	Corporate Obligations
Balance, beginning of fiscal year	$ 275,000
Accrued discounts (premiums)	- -
Realized gain (loss)	- -
Change in unrealized appreciation (depreciation)	- -
Net purchases (sales)	- -
Balance, end of fiscal year	$ 275,000

The total change in unrealized appreciation (depreciation) included in the statement of operations attributable to Level 3 investments still held at September 30, 2009 was zero.

Derivative Financial Instruments
The funds may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to

  (Continued)

GIORDANO FUND

Notes to Financial Statements

For the fiscal year ended September 30, 2009

fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund’s independent pricing services and the Fund’s net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets.  Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund did not have any investments in listed, exchange traded, options, derivative contracts, which are reflected in the Statement of Assets and Liabilities.

The following table sets forth the effect of the option contracts on the Statement of Operations for the year ending September 30, 2009:

Derivative Type	Gains (Losses)
Equity Contracts – written options
Net realized gain (loss) on expired and closed covered call options written	$32,781
Net increase (decrease) in unrealized appreciation (depreciation) on option contracts written	6,520

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Option Writing
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is less than the amount paid for the closing purchase transaction).  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund had realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Restricted Securities
Restricted securities held by the Fund may not be sold unless registered pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), or offered pursuant to the registration requirements of the Securities Act.  The risk of investing in such securities is generally perceived to be greater than the risk of investing in the securities of publicly traded companies.  Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security it seeks to sell.  In addition, restricted securities may exhibit greater price volatility than securities for which secondary markets exist.

Schedule of Restricted Securities
Security	Acquisition Date	Acquisition Cost	Current Market Value	Value as % of Net Assets
Empire Corp. 10%, 05/01/12	04/30/2007	$275,000	$275,000	16.36%

  (Continued)

GIORDANO FUND

Notes to Financial Statements

For the fiscal year ended September 30, 2009

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Dividend Distributions
The Fund may declare and distribute dividends from net investment income (if any) quarterly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Affiliates & Service Providers

Advisor
The Fund pays a monthly advisory fee to the Advisor based upon the average daily net assets of the Fund and calculated at the annual rate of 1.00% of the Fund’s average daily net assets below $75 million, 0.75% on assets between $75 million and below $125 million, 0.70% on assets between $125 million and below $200 million, and 0.65% on assets over $200 million.  For the fiscal year ended September 30, 2009, $15,006 in advisory fees were incurred and subsequently voluntarily waived by the Advisor.

Administrator
The Fund pays a monthly administration fee to the Administrator based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below which is subject to a minimum of $2,000 per month.  The Administrator also receives a fee to procure and pay the Fund’s custodian, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses.  A breakdown of these fees is provided below.
Administration Fees*	Custody Fees*			Fund Accounting Fees (monthly)	Fund Accounting Fees	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $50 million	0.175%	First $100 million	0.020%	$2,250	0.01%	$150 per state
Next $50 million	0.150%	Over $100 million	0.009%
Next $50 million	0.125%
Next $50 million	0.100%	*Minimum monthly fees of $2,000 and $400 for Administration and Custody, respectively.
Over $200 million	0.075%

Compliance Services
Nottingham Compliance Services, LLC, a fully owned affiliate of the Administrator, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act.  It receives compensation for this service at an annual rate of $7,750.

  (Continued)

GIORDANO FUND

Notes to Financial Statements

For the fiscal year ended September 30, 2009

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  It receives compensation for its services based upon $15 per shareholder per year, subject to a minimum fee of $1,750 per month.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  The Distributor receives $5,000 per year paid in monthly installments for services provided and expenses assumed.

Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

3.	Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”).  The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund’s average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts.  For the fiscal year ended September 30, 2009, $3,751 in fees were incurred and subsequently voluntarily waived by the Distributor.

4.	Purchases and Sales of Investment Securities

For the fiscal year ended September 30, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Fiscal Year Ended	Purchases of Securities	Proceeds from Sales of Securities
September 30, 2009	$884,286	$803,658
There were no long-term purchases or sales of U.S Government Obligations during the fiscal year ended September 30, 2009.

5.	Options Written

The Fund had the following transactions in call options during the fiscal year ended September 30, 2009:

Option Contracts Written for the fiscal year ended September 30, 2009	Number of Contracts	Premiums Received
Options Outstanding, Beginning of Year	157	$14,245
Options written	656	82,517
Options closed	(146)	(14,099)
Options exercised	(142)	(26,569)
Options expired	(525)	(56,094)
Options Outstanding, End of Year	-	-

  (Continued)

GIORDANO FUND

Notes to Financial Statements

For the fiscal year ended September 30, 2009

6.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the tax positions in the open tax years of 2006, 2007, and 2008 and determined that the implementation of ASC Topic 740 “Accounting for Uncertainty in Income Taxes” had no impact on the Fund’s net assets or results of operations.  As of and during the fiscal year ended September 30, 2009, the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Fund did not incur any interest or penalties.

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses.  For the fiscal year ended September 30, 2009, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:
Paid-in Capital	$ (60,271)
Undistributed Net Investment Income (Loss)	67,478
Undistributed Net Realized Gain (Loss) on Investments	(7,207)

Distributions during the fiscal year ended were characterized for tax purposes as follows:

	September 30, 2009	September 30, 2008
Ordinary Income	-	-
Long-term capital gain	$79,774	$22,839

At September 30, 2009, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$2,074,174

Unrealized Appreciation	$20,748
Unrealized Depreciation	(415,680)
Net Unrealized Depreciation	(394,932)
Other Book/Tax Differences	(178,509)

Distributable Earnings	$(573,441)

Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year.  Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the Fund’s fiscal year-end that have not been recognized for tax purposes.  Other book to tax differences in the current year primarily consists of these post-October loss deferrals.

  (Continued)

GIORDANO FUND

Notes to Financial Statements

For the fiscal year ended September 30, 2009

7.	Capital Share Transactions

For the fiscal year ended	September 30, 2009	September 30, 2008
Transactions in Capital Shares	50,653	23,570
Shares sold
Reinvested distributions	11,542	2,251
Shares repurchased	(29,128)	(39,582)
Net Increase (Decrease) in Capital Shares	33,067	(13,761)
Shares Outstanding, Beginning of Year	213,091	226,852
Shares Outstanding, End of Year	246,158	213,091

8.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

9.	Subsequent Events

In accordance with the adoption of ASC Topic 855, Subsequent Events, and in preparing these financial statements, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 23, 2009.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

       REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Giordano Investment Trust
and the Shareholders of Giordano Fund

We have audited the accompanying statement of assets and liabilities of the Giordano Fund, a series of shares of the Giordano Investment Trust, including the schedule of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period November 7, 2005 (commencement of operations) through September 30, 2006.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Giordano Fund as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period November 7, 2005 through September 30, 2006, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
November 23, 2009

GIORDANO FUND

Additional Information (Unaudited)

For the fiscal year ended September 30, 2009

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, without charge, upon request, by calling 1-800-773-3863, and on the website of the Security and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies without charge, upon request, by calling the Fund toll-free at 1-800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund’s fiscal year ended September 30, 2009.

During the fiscal year, the Fund paid a long-term capital gain distribution of $79,774.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Information About Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Trustees.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863.  The address of each Trustee and officer of the Trust, unless otherwise indicated, is 2530 Riva Road, Suite 312, Annapolis, Maryland  21401.   The Independent Trustees received no compensation (after waiving their fees) during the fiscal year ended September 30, 2009 from the Fund for their services to the Fund and Trust.  The Interested Trustee and officers did not receive compensation from the Fund for their services to the Fund and Trust.

GIORDANO FUND

Additional Information (Unaudited)

For the fiscal year ended September 30, 2009

Name, Age and Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jonathan C. Hamley (45)	Trustee	Since 10/2005	Owner, Hamley Appraisals since 1996.	1	None
Thomas Z. Reed (49)	Trustee	Since 2/2008	Self employed Realtor and Agent (Associated with Carolina One Real Estate) since 2009. Self employed Realtor and Agent (Associated with Long & Foster Real Estate, Inc.) from 1998 to 2008.	1	None
Interested Trustees
Joseph A. Giordano* (46)	Trustee, President, Treasurer, Principal Executive Officer, Principal Financial Officer, and Chief Compliance Officer	Since 10/2005	OSJ/Branch Manager, Capital Investment Group, Inc. (Distributor to the Fund) since 1992; President, Harbor Discount Investment Corporation (financial services company) since 1992; Vice-President, Harbor Investment Counsel (investment adviser) since 1999; Treasurer, Giordano Holding Corporation (stock holding company) since 1991; General Manager and President, Giordano Asset Management, LLC since 2005	1	None
* Mr. Giordano is an Interested Trustee because he is a Member of Giordano Asset Management, LLC, the investment advisor to the Fund.
Other Officers
Christopher D. Menconi (41)**	Assistant Secretary	Since 4/2007	Counsel, Morgan Lewis & Bockius, LLC (law firm), from January, 2008 to present, Partner, Dykema Gossett, PLLC (law firm), 2006 to 2007; Attorney, Morgan Lewis & Bockius, LLC, from 2001 to 2006.	n/a	n/a
Angela D. Mincher (43)	Assistant Treasurer	Since 8/2008	Systems Analyst, The Nottingham Company (administrator to the Fund) since 2005; previously Fund Accountant since 2001.	n/a	n/a
A. Vason Hamrick (32)	Secretary	Since 4/2007	Corporate Counsel, The Nottingham Company since 2004.	n/a	n/a
** Mr. Menconi is married to the sister of Mr. Giordano’s wife.

Giordano Fund
is a series of the
Giordano Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Documented:	Documented:

Giordano Fund	Giordano Asset Management, LLC
c/o Nottingham Shareholder Services	2530 Riva Road
116 South Franklin Street	Suite 312
Post Office Drawer 4365	Annapolis, Maryland 21401
Rocky Mount, North Carolina 27803
Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	1-800-773-3863

World Wide Web @:	World Wide Web @:

ncfunds.com	giordanofunds.com

Item 2. CODE OF ETHICS.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics (“Code of Ethics”) that applies to its Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Covered Officers”).

(c)	There have been no amendments to the Code of Ethics during the period covered by this report.

(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver from a provision of the Code of Ethics to its Covered Officers.

(f)(1)	A copy of the Code of Ethics is filed pursuant to Item 12(a)(1) below.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s Board of Trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2)  Not applicable.

(a)(3)
At this time, the registrant believes that the collective knowledge and experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
UAudit FeesU – Audit fees for the registrant for the fiscal years ended September 30, 2008 and September 30, 2009 were $12,000 and $12,000 respectively.  These amounts represent aggregate fees billed by the registrant’s independent accountant, Briggs, Bunting & Dougherty, LLP (“Accountant”), in connection with the annual audit of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings.

(b)
UAudit-Related FeesU – There were no additional fees billed in the fiscal year ended September 30, 2008 or September 30, 2009 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)
UTax FeesU – The tax fees billed in fiscal years ended September 30, 2008 and September 30, 2009 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning were $2,000 and $2,500, respectively. These services were for the completion of the fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

(d)	UAll Other FeesU – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the fiscal years ended September 30, 2008 and September 30, 2009.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for each of the last two fiscal years at an audit committee meeting of Board of Trustees called for such purpose and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended September 30, 2008 and September 30, 2009 were $2,000 and $2,500, respectively.  There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser for fiscal years ended September 30, 2008 and September 30, 2009.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

    Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11. CONTROLS AND PROCEDURES.

(a)
The registrant's officers, including the Principal Executive Officer and Principal Financial Officer, concluded, as of a date within 90 days of the filing of this report, based on an evaluation of the registrant’s disclosure controls and procedures, that such disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the registrant is made known to the Principal Executive Officer and Principal Financial Officer as appropriate to allow timely decisions regarding required disclosure.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Giordano Investment Trust

By: (Signature and Title)	/s/ Joseph A. Giordano
Joseph A. Giordano, Trustee, President, Treasurer, Principal Executive Officer and Principal Financial Officer

Date: December 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Joseph A. Giordano
Joseph A. Giordano, Trustee, President, Treasurer, Principal Executive Officer and Principal Financial Officer Giordano Investment Trust

Date: December 1, 2009